EXHIBIT 99.4

AMENDMENT NO. 3
to
CREDIT AGREEMENT (FIVE-YEAR FACILITY)

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (FIVE-YEAR FACILITY) (this “Amendment”), dated as of September 17, 2009, is entered into by and among Caterpillar Inc. (“Caterpillar”), Caterpillar Financial Services Corporation (“CFSC”) and Caterpillar Finance Corporation (“CFC”, and together with Caterpillar and CFSC, the “Borrowers”), the Banks and Japan Local Currency Banks party hereto (collectively, the “Banks”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Japan Local Currency Agent (the “Japan Local Currency Agent”) and as Japan Local Currency Bank (the “Japan Local Currency Bank”) under the Credit Agreement (as defined below) and Citibank, N.A., as Agent (the “Administrative Agent” and together with the Japan Local Currency Agent, the “Agents”) under the Credit Agreement.  Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

PRELIMINARY STATEMENTS

The Borrowers, the Banks and the Agents are parties to the Credit Agreement (Five-Year Facility), dated as of September 20, 2007 (as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  The Borrowers have requested that the Banks and the Agents amend the Credit Agreement as hereinafter set forth, and the Banks and the Agents have agreed to amend the Credit Agreement pursuant to the terms of this Amendment.

SECTION 1.  Amendments to the Credit Agreement.  Effective as of the date hereof, subject to the satisfaction of the condition precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

1.1  The definition of “Accumulated Other Comprehensive Income” set forth in Section 1.01 is amended and restated in its entirety as follows:

“Accumulated Other Comprehensive Income” means (i) with respect to Caterpillar, on any date of determination, the accumulated other comprehensive income(loss) balance as presented in Caterpillar’s financial statements compiled in accordance with generally accepted accounting principles, and (ii) with respect to CFSC, on any date of determination, the aggregate amount, as such amount appears in CFSC’s financial statements, compiled in accordance with generally accepted accounting principles, of (x) CFSC’s translation adjustments related to its foreign currency transactions, (y) adjustments to the market value of CFSC’s derivative instruments and (z) adjustments to the market value of CFSC’s retained interests in securitized receivables.

1.2  The definition of “CFSC Consolidated Debt” set forth in Section 1.01 is deleted in its entirety.

1.3  The definition of “Consolidated Net Worth” set forth in Section 1.01 is amended and restated in its entirety as follows:

“Consolidated Net Worth” means as at any date, (i) for Caterpillar, the consolidated stockholders’ equity (including preferred stock but excluding the pension and other post-retirement benefits balance within Accumulated Other Comprehensive Income) of Caterpillar at such date, and (ii) for CFSC, the stockholders’ equity (including preferred stock but excluding Accumulated Other Comprehensive Income and non-controlling interests as defined in accordance with generally accepted accounting principles) of CFSC on such date.

1.4  The definition of “Interest Expense” set forth in Section 1.01 is amended and restated in its entirety as follows:

“Interest Expense” means for any period of determination, all interest (without duplication), whether paid in cash or accrued as a liability, on Debt of CFSC and its Subsidiaries determined on a consolidated basis for such period (including imputed interest on any capital lease of CFSC or its Subsidiaries) in accordance with generally accepted accounting principles.

1.5  The definition of “364-Day Credit Agreement” set forth in Section 1.01 is amended and restated in its entirety as follows:

“364-Day Credit Agreement” means that certain Credit Agreement (364-Day Facility) dated as of September 17, 2009, among Caterpillar, CFSC, CFC, certain financial institutions party thereto, BTMU, as the Japan Local Currency Agent thereunder, and Citibank, as agent for such financial institutions, as the same may be amended, restated, supplemented or otherwise modified from time to time.

1.6  Section 1.01 is amended by adding the following defined terms thereto in appropriate alphabetical order:

“Insignificant Subsidiary” means, on any date, any Subsidiary of Caterpillar or CFSC whose aggregate asset value, as reasonably calculated by Caterpillar in accordance with generally accepted accounting principles, is at less than or equal to $50,000,000 on such date.

“March 2009 Credit Agreement” means that certain Credit Agreement (364-Day Facility), dated as of March 31, 2009, among Caterpillar and CFSC as borrowers thereunder, certain financial institutions party thereto and Citibank, as agent for such banks, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Net Gain/(Loss) From Interest Rate Derivatives” has the meaning as reflected in the financial caption, Other income(expense), in CFSC’s Consolidated Statement of Profit as compiled under generally accepted accounting principles.

1.7  The first sentence of Section 3.02 is amended and restated in its entirety as follows:

“The obligation of each Bank to make an Advance on the occasion of each Borrowing to any Borrower (including the initial Borrowing) shall be subject to the further conditions precedent that on the date of such Borrowing:”

1.8  Section 3.02(a)(ii) is amended and restated in its entirety as follows:

“(ii) No event has occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default with respect to any Borrower; and”

1.9  Section 3.03 is amended and restated in its entirety as follows:

“SECTION 3.03. Conditions Precedent to Certain Borrowings.  The obligation of each Bank to make an Advance on the occasion of any Borrowing to any Borrower which would increase the aggregate outstanding amount of Advances owing to such Bank over the aggregate amount of such Advances outstanding immediately prior to the making of such Advance shall be subject to the further conditions precedent that on the date of such Borrowing the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by a Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by such Borrower that on the date of such Borrowing such statements are true):  (i) the representations and warranties contained in subsection (f) of Section 4.01 are correct on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, and (ii) no event has occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom, which would constitute an Event of Default with respect to any Borrower but for the requirement that notice be given or time elapse or both.”

1.10  Section 4.01(h) is amended and restated in its entirety as follows:

“(h)  ERISA.  Each Plan of such Borrower or a Subsidiary of such Borrower or an ERISA Affiliate complies in all material respects with ERISA, the Code and regulations thereunder and the terms of such Plan.  Each Plan has satisfied the minimum funding standard under Section 412(a) of the Code without the need of any funding waiver under Section 412(c) of the Code.  Neither such Borrower nor any ERISA Affiliate nor any fiduciary of any Plan which is not a Multiemployer Plan (as defined in Section 4001(a)(3) of ERISA) (i) has engaged in a nonexempt prohibited transaction described in Sections 406 of ERISA or 4975 of the Code whereby such prohibited transaction has materially adversely affected the business, financial condition or results of operations of such Borrower and any of its Subsidiaries, taken as a whole, or (ii) has taken or failed to take any action which would constitute or result in an ERISA Termination Event.  Neither such Borrower nor any ERISA Affiliate has (i) failed to make a required contribution or payment to a Multiemployer Plan or (ii) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Plan.  Neither such Borrower nor any ERISA Affiliate has failed to make a required installment or any other required payment under Section 412 of the Code or Section 430 of the Code on or before the due date for such installment or other payment.  Neither such Borrower nor any ERISA Affiliate has incurred any liability to the PBGC which remains outstanding other than the payment of premiums, and there are no premium payments which have become due which are unpaid.”

1.11  Section 4.01(i) is amended and restated in its entirety as follows:

“(i)  Taxes; Assessments.  Such Borrower has paid or discharged, or caused to be paid or discharged, before the same shall have become delinquent, all taxes, assessments and governmental charges levied or imposed upon such the Borrower or any Subsidiary of such Borrower or upon the income, profits or property of such Borrower or any Subsidiary of such Borrower, other than (i) such taxes, assessments and governmental charges the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established, or (ii) up to $10,000,000 at any time in aggregate taxes, assessments, and governmental charges so long as no material adverse effect upon the business, financial condition or results of operations of the Borrowers and their Subsidiaries, taken as a whole, could reasonably be expected to result therefrom, and so long as, upon knowledge thereof, the applicable Borrower or Subsidiary either promptly pays the applicable delinquent amount or contests such amount as contemplated above.”

1.12  Section 5.01(d) is amended by inserting the following proviso at the end thereof, immediately following the first proviso:

“provided, further, that up to $10,000,000 in aggregate taxes, assessments, governmental charges, and lawful claims as described above may be delinquent at any time so long as no material adverse effect upon the business, financial condition or results of operations of the Borrowers and their Subsidiaries, taken as a whole, could reasonably be expected to result therefrom, and so long as, upon knowledge thereof, the applicable Borrower or Subsidiary either promptly pays the applicable delinquent amount or contests such amount as contemplated above.”

1.13  Section 5.01(f)(viii) is amended and restated in its entirety as follows:

“(viii)  promptly after (A) the occurrence thereof, notice that (1) an ERISA Termination Event or a “prohibited transaction,” as such term is defined in Section 4975 of the Code or Section 406 of ERISA, with respect to any Plan of such Borrower has occurred and there shall result therefrom a liability or material risk of incurring a liability to the PBGC or a Plan that will have a material adverse affect upon the business or financial condition or results of such Borrower and its Subsidiaries, taken as a whole, which such notice shall specify the nature thereof and such Borrower’s proposed response thereto, (2) such Borrower or an ERISA Affiliate has failed to make a required installment or any other required payment under Section 412 or Section 430 of the Code and (3) the plan administrator of any Plan has applied under Section 412(c) of the Code for a waiver of the minimum funding standards of Section 412(a) of the Code, together with copies of such waiver application, and (B) actual knowledge thereof, copies of any notice of the PBGC’s intention to terminate or to have a trustee appointed to administer any Plan;”

1.14  Section 5.03 is amended and restated in its entirety as follows:

“SECTION 5.03.  Financial Covenant of Caterpillar.  So long as any Advance shall remain unpaid or any Bank shall have any Commitment hereunder, Caterpillar will, unless the Majority Banks shall otherwise consent in writing, maintain at all times during each fiscal year of Caterpillar, Consolidated Net Worth of not less than $9,000,000,000.”

1.15  Sections 5.04(a) and (b) are amended and restated in their entirety as follows:

“(a)  Ratio of CFSC Debt to Consolidated Net Worth.

(i)  Maintain at all times a ratio (the “Leverage Ratio”) of (x) Debt of CFSC and its Subsidiaries on a consolidated basis to (y) CFSC’s Consolidated Net Worth of not greater than 10.0 to 1.  For purposes of this subsection (i), the Leverage Ratio at any time shall be equal to the average of the Leverage Ratios as determined on the last day of each of the six preceding calendar months.

(ii)  Maintain a Leverage Ratio of not greater than 10.0 to 1 on each December 31, commencing December 31, 2008.  For purposes of this subsection (ii), the Leverage Ratio shall be the ratio of (x) Debt of CFSC and its Subsidiaries on a consolidated basis to (y) CFSC’s Consolidated Net Worth on the date for which computed.

(b)  Interest Coverage Ratio.  Maintain a ratio of (i) profit excluding income taxes, Interest Expense and Net Gain/(Loss) From Interest Rate Derivatives to (ii) Interest Expense, of not less than 1.15 to 1, in each case, calculated at the end of each calendar quarter for the rolling four-quarter period then most recently ended for CFSC and its Subsidiaries on a consolidated basis in accordance with generally accepted accounting principles.”

1.16  Section 6.01(d)(i) is amended to insert the following immediately after the parenthetical “(including the Japan Local Currency Addendum, if applicable)”:

“under the March 2009 Credit Agreement,”

1.17  Section 6.01(d)(ii) is amended to insert the following immediately after the parenthetical “(including the Japan Local Currency Addendum, if applicable)”:

“under the March 2009 Credit Agreement,”

1.18  Section 6.01(d)(iv) is amended and restated in its entirety as follows:

“(iv) any “Event of Default” shall occur with respect to (a) such Borrower under the 364-Day Credit Agreement, (b) such Borrower under the 2006 Five-Year Credit Agreement or (c) any Borrower under the March 2009 Credit Agreement, or”

1.19  The proviso appearing in Section 6.01(e) is amended and restated in its entirety as follows:

“provided, however, that the filing of one or more of the proceedings and/or the occurrence of one or more of the other events described in this Section 6.01(e) with respect to any Insignificant Subsidiary shall not constitute an Event of Default hereunder until such time as the aggregate of the asset values, as reasonably determined by Caterpillar in accordance with generally accepted accounting principles, of all Insignificant Subsidiaries subject to the proceedings and/or other events described in this Section 6.01(e) equals or exceeds $250,000,000 (with each Insignificant Subsidiary’s asset value being determined, for purposes of this clause (e), on the date on which such filing or other event commences or otherwise initially occurs with respect to such Insignificant Subsidiary, and with such value remaining in effect for such Insignificant Subsidiary once determined); or”

1.20  Clause (i)(x) of the last paragraph of Section 6.01 (immediately following Section 6.01(i)) is amended to delete the phrase “by notice to such Borrower” and to insert in the place thereof the phrase “by notice to the Borrowers”.

1.21  Clause (ii)(x) of the last paragraph of Section 6.01 (immediately following Section 6.01(i)) is amended to delete the phrase “by notice to CFC” and to insert in the place thereof the phrase “by notice to the Borrowers”.

1.22  Section 6.01 is amended to replace the penultimate proviso “provided, however, upon the occurrence of any Event of Default with respect to a Borrower described in Section 6.01(e), (A) the obligation of each Bank to make Advances to such Borrower shall automatically be terminated and (B) the Advances to such Borrower, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by such Borrower” (appearing in the last paragraph thereof, immediately following Section 6.01(i)) with the following:

“provided, however, upon the occurrence of any Event of Default with respect to any Borrower described in Section 6.01(e), (A) the obligation of each Bank to make Advances to any Borrower shall automatically be terminated and (B) the Advances to the Borrowers, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrowers.”

1.23  Exhibit F-1 attached to the Credit Agreement is deleted in its entirety and Exhibit F-1 attached to this Amendment as Attachment 1 shall be inserted in the place thereof.

1.24  Exhibit F-2 attached to the Credit Agreement is deleted in its entirety and Exhibit F-2 attached to this Amendment as Attachment 2 shall be inserted in the place thereof.

SECTION 2.  Reaffirmation of CFSC Guaranty.  CFSC hereby reaffirms all of its obligations under Article IX of the Credit Agreement and acknowledges and agrees that such obligations remain in full force and effect and are hereby ratified, reaffirmed and confirmed.

SECTION 3.  Condition Precedent.  This Amendment shall become effective and be deemed effective as of the date hereof upon the Administrative Agent’s receipt of duly executed counterparts of this Amendment from each Borrower, the Agents and the Majority Banks.

SECTION 4.  Covenants, Representations and Warranties of the Borrowers.

4.1  Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement, as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

4.2  Each Borrower hereby represents and warrants that (a) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditor’s rights generally and by the effect of general principles of equity and (b) upon the effectiveness of this Amendment, no Event of Default shall exist with respect to such Borrower and no event shall exist which, with the giving of notice, the lapse of time or both, would constitute an Event of Default with respect to such Borrower.

SECTION 5.  Reference to and Effect on the Credit Agreement.

5.1  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2  Except as specifically amended above, the Credit Agreement, the Notes and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

5.3  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Credit Agreement, the Notes or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

SECTION 6.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.  A facsimile or PDF copy of any signature hereto shall have the same effect as the original of such signature.

SECTION 7.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard for conflict of law principles that would result in the application of any law other than the internal law of the State of New York.

SECTION 8.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or representatives thereunto duly authorized as of the date first above written.

CATERPILLAR INC.

By:	/s/ Kevin E. Colgan
	Name:	Kevin E. Colgan
	Title:	Treasurer

CATERPILLAR FINANCIAL SERVICES CORPORATION

By:	/s/ James A. Duensing
	Name:	James A. Duensing
	Title:	Executive Vice President and Chief Financial Officer

CATERPILLAR FINANCE CORPORATION

By:	/s/ David A. Kacynski
	Name:	David A. Kacynski
	Title:	Director

CITIBANK, N.A., as Administrative Agent

By:	/s/ Kevin Ege
	Name:	Kevin Ege
	Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Japan Local Currency Agent

By:	/s/ Naomi Hayashi
	Name:	Naomi Hayashi
	Title:	Chief Manager

CITIBANK, N.A., as a Bank

By:	/s/ Kevin Ege
	Name:	Kevin Ege
	Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A., as a Bank

By:	/s/ Tony Yung
	Name:	Tony Yung
	Title:	Vice President

BANK OF AMERICA, N.A., as a Bank

By:	/s/ Chas McDonell
	Name:	Chas McDonell
	Title:	SVP

BARCLAYS BANK PLC, as a Bank

By:	/s/ Alicia Borys
	Name:	Alicia Borys
	Title:	Assistant Vice President

SOCIETE GENERALE, as a Bank

By:	/s/ Eric E.O. Siebert, Jr.
	Name:	Eric E.O. Siebert, Jr.
	Title:	Managing Director

ROYAL BANK OF CANADA, as a Bank

By:	/s/ Meredith Majesty
	Name:	Meredith Majesty
	Title:	Authorized Signatory

TORONTO DOMINION (TEXAS) LLC, as a Bank

By:	/s/ Debbi L. Brito
	Name:	Debbi L. Brito
	Title:	Authorized Signatory

STANDARD CHARTERED BANK, as a Bank

By:	/s/ Karen Bershtein
	Name:	Karen Bershtein
	Title:	Director

By:	/s/ Robert K. Reddington
	Name:	Robert K. Reddington
	Title:	AVP / Credit Documentation Credit Risk Control

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Bank

By:	/s/ Victor Pierzchalski
	Name:	Victor Pierzchalski
	Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Japan Local Currency Bank

By:	/s/ Naomi Hayashi
	Name:	Naomi Hayashi
	Title:	Chief Manager

LLOYDS TSB BANK PLC, as a Bank

By:	/s/ Deborah Carlson
	Name:	Deborah Carlson
	Title:	Senior Vice President

By:	/s/ Carlos Lopez
	Name:	Carlos Lopez
	Title:	Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Bank

By:	/s/ Patrick Hartweger
	Name:	Patrick Hartweger
	Title:	Vice President

By:	/s/ Peter Wesemeier
	Name:	Peter Wesemeier
	Title:	Assistant Vice President

WILLIAM STREET COMMITMENT CORPORATION (Recourse only to assets of William Street Commitment Corporation), as a Bank

By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized signatory

ING BANK N.V., DUBLIN BRANCH

By:	/s/ Maurice Kenny
	Name:	Maurice Kenny
	Title:	Director

By:	/s/ Aidan Neill
	Name:	Aidan Neill
	Title:	Director

THE BANK OF NEW YORK MELLON, as a Bank

By:	/s/ John T. Smathers
	Name:	John T. Smathers
	Title:	First Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By:	/s/ Navneet Khanna
	Name:	Navneet Khanna
	Title:	Vice President

BNP PARIBAS, as a Bank

By:	/s/ Nader Tannous
	Name:	Nader Tannous
	Title:	Vice President

By:	/s/ Andrew Strait
	Name:	Andrew Strait
	Title:	Managing Director

THE NORTHERN TRUST COMPANY, as a Bank

By:	/s/ Keith Burson
	Name:	Keith Burson
	Title:	Vice President

WESTPAC BANKING CORPORATION, as a Bank

By:	/s/ Bradley Scammell
	Name:	Bradley Scammell
	Title:	Head of Corporate and Institutional Banking Americas

ATTACHMENT 1

EXHIBIT F-1

COMPLIANCE CERTIFICATE
CATERPILLAR INC.

To:  The Banks which are parties to the Credit Agreement described below

This Compliance Certificate is furnished pursuant to that certain Credit Agreement (Five-Year Facility) dated as of September 20, 2007, as the same may be amended, restated, supplemented or otherwise modified from time to time (the “Agreement”) among Caterpillar Inc., Caterpillar Financial Services Corporation and Caterpillar Finance Corporation (collectively, the “Borrowers”), the Banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Japan Local Currency Agent and Citibank, N.A., as agent for the Banks.  Capitalized terms used and not otherwise defined herein shall have the meanings attributed to such terms in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.  I am the duly elected ______________ of Caterpillar Inc. (the “Borrower”).

2.  I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements.

3.  The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default with respect to the Borrower during or at the end of the accounting period covered by the attached financial statements or as of the date hereof.

4.  As required pursuant to Section 5.03 of the Agreement, the Borrower’s Consolidated Net Worth, as of the end of the accounting period covered by the attached financial statements, is at least $9,000,000,000 as shown below.

a.	Consolidated Net Worth		$
	(i)	Stockholders’ equity	$
	(ii)	Accumulated Other Comprehensive Income	$
	(iii)	Pension and other post-retirement benefits balance within Accumulated Other Comprehensive Income	$

The foregoing certifications and the financial statements delivered with this Certificate in support hereof, are made and delivered this _____ day of __________, 200_.

CATERPILLAR INC.

By:___________________________
      Name:
      Title:

     ATTACHMENT 2

EXHIBIT F-2

COMPLIANCE CERTIFICATE
CATERPILLAR FINANCIAL SERVICES CORPORATION

To:  The Banks which are parties to the Credit Agreement described below

This Compliance Certificate is furnished pursuant to that certain Credit Agreement (Five-Year Facility) dated as of September 20, 2007, as the same may be amended, restated, supplemented or otherwise modified from time to time (the “Agreement”) among Caterpillar Inc., Caterpillar Financial Services Corporation and Caterpillar Finance Corporation (collectively, the “Borrowers”), the Banks party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Japan Local Currency Agent, Citibank, N.A., as agent for the Banks.  Capitalized terms used and not otherwise defined herein shall have the meanings attributed to such terms in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.  I am the duly elected ______________ of Caterpillar Financial Services Corporation (the “Borrower”).

2.  I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements.

3.  The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default with respect to the Borrower during or at the end of the accounting period covered by the attached financial statements or as of the date hereof.

4.  As required pursuant to Section 5.04(a) of the Agreement, the Borrower’s Leverage Ratio as of the end of the accounting period covered by the attached financial statements, is not greater than 10.0 to 1, as shown below.

a.	Debt of CFSC and its Subsidiaries on a consolidated basis	$
b.	CFSC’s Consolidated Net Worth	$
c.	Leverage Ratio (a÷b)

5.  As required pursuant to Section 5.04(b) of the Agreement, the ratio of (1) the CFSC’s profit excluding income taxes, Interest Expense and Net Gain/(Loss) From Interest Rate Derivatives to (2) Interest Expense, computed as of the end of the calendar quarter covered by the attached financial statements for the rolling four-quarter period then most recently ended, is not less than 1.15 to 1, as shown below.

a.	Profit excluding income taxes, Interest Expense and excluding Net Gain/(Loss) From Interest Rate Derivatives	$

	(i) Net Gain/(Loss) From Interest Rate Derivatives	$

b.	Interest Expense	$

c.	Ratio of profit excluding income taxes, Interest Expense and Net Gain/(Loss) From Interest Rate Derivatives to Interest Expenses (a÷b)

The foregoing certifications and the financial statements delivered with this Certificate in support hereof, are made and delivered this _____ day of __________, 200_.

CATERPILLAR FINANCIAL SERVICES CORPORATION

By:___________________________
      Name:
      Title: